UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D. C. 20549


                                     FORM 8-K

                                  CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of The
                           Securities Exchange Act of 1934

January 9, 2007
Date of Report (Date of Earliest Event Reported)

 GreenPoint Mortgage Funding Trust 2006-AR2
(Exact name of issuing entity as specified in its charter)


 EMC Mortgage Corporation
(Exact name of Sponsor as specified in its charter)


Structured Asset Mortgage Investments II Inc.
(Exact name of Depositor as specified in its charter)


 New York                 333-132232-02                54-2196537
(State or other           (Commission                  54-2196538
 Jurisdiction              File Number)                54-2196539
 of Incorporation)                                     54-6708169
                                                       (IRS Employer
                                                       Identification No)

c/o Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, MD                                         21045
(Address of Principal Executive Offices)             (Zip Code)


(410) 884-2000
(Registrant's Telephone Number, including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))



Section 6 - Asset-Backed Securities

Item 6.04 - Failure to Make a Required Distribution.

On January 9, 2007 the Paying Agent became aware of a distribution error with respect to the December 26, 2006 distributions on GreenPoint MTA, Series 2006-AR2. Due to an administrative error the proceeds relating to loans that liquidated between December 1 and December 15, 2006, were not reported or paid through to the respective classes. Notification of these errors and of the corrected distribution amounts was made to investors on January 12, 2007, and the holders of the classes will receive revised distribution amounts prior the
January 25, 2007 distribution.   The corrected distribution amounts will be
reflected in the report on Form 10-D/A to be filed with respect to the December 26, 2006 distribution date. Please see Exhibit 99.1 for a breakdown of the affected classes and dollar amounts.


Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits.

  Exhibits

           Exhibit Number       Description

           EX-99.1              Class Breakdown of Distribution Reallocation







SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GreenPoint Mortgage Funding Trust 2006-AR2
(Issuing Entity)

By:  EMC Mortgage Corporation as Servicer
By: /s/ Mark Novachek
By: Mark Novachek, Senior Vice President
Date: January [     ], 2007



EXHIBIT INDEX

        Exhibit Number        Description

           EX-99.1            Class Breakdown of Distribution Reallocation






EX-99.1



Interest Payments

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Class          Original Reported Interest          Revised Reported Interest            Interest Distribution Difference
                  Distribution Amount                 Distribution Amount
---------------------------------------------------------------------------------------------------------------------------------
XP                     213,746.16                          339,459.38                              125,713.22
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                 213,746.16                          339,459.38                              125,713.22
---------------------------------------------------------------------------------------------------------------------------------



Principal Payments

----------------------------------------------------------------------------------------------------------------------------------
Class              Original Reported Principal             Revised Reported Principal              Principal Distribution
                      Distribution Amount                     Distribution Amount                       Difference
----------------------------------------------------------------------------------------------------------------------------------
I-A-1                    1,813,919.53                            4,539,275.67                          2,725,356.14
----------------------------------------------------------------------------------------------------------------------------------
I-A-2                    1,209,283.02                            3,026,192.12                          1,816,909.10
----------------------------------------------------------------------------------------------------------------------------------
2-A-1                    1,198,943.69                            2,269,525.34                          1,070,581.65
----------------------------------------------------------------------------------------------------------------------------------
2-A-2                     799,284.91                             1,512,996.28                           713,711.37
----------------------------------------------------------------------------------------------------------------------------------
3-A-1                    4,434,885.89                            9,822,343.70                          5,387,457.81
----------------------------------------------------------------------------------------------------------------------------------
3-A-2                    2,217,442.95                            4,911,171.85                          2,693,728.90
----------------------------------------------------------------------------------------------------------------------------------
3-A-3                     739,155.98                             1,637,075.74                           897,919.76
----------------------------------------------------------------------------------------------------------------------------------
4-A-1                    1,272,563.14                            2,911,162.11                          1,638,598.97
----------------------------------------------------------------------------------------------------------------------------------
4-A-2                     636,281.57                             1,455,581.05                           819,299.48
----------------------------------------------------------------------------------------------------------------------------------
4-A-3                     212,097.02                              485,200.92                            273,103.90
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                  14,533,857.70                           32,570,524.78                         18,036,667.08



Total Payment Differences

-----------------------------------------------------------
Class                      Total Additional Distribution
-----------------------------------------------------------
I-A-1                              2,725,356.14
-----------------------------------------------------------
I-A-2                              1,816,909.10
-----------------------------------------------------------
2-A-1                              1,070,581.65
-----------------------------------------------------------
2-A-2                               713,711.37
-----------------------------------------------------------
3-A-1                              5,387,457.81
-----------------------------------------------------------
3-A-2                              2,693,728.90
-----------------------------------------------------------
3-A-3                               897,919.76
-----------------------------------------------------------
4-A-1                              1,638,598.97
-----------------------------------------------------------
4-A-2                               819,299.48
-----------------------------------------------------------
4-A-3                               273,103.90
-----------------------------------------------------------
XP                                  125,713.22
-----------------------------------------------------------
TOTAL:                            18,162,380.30



Grantor Trust Principal Difference

-----------------------------------------------------------------------------------------------------------------------------------
Class                      Original Reported Principal             Revised Reported Principal               Principal Distribution
                               Distribution Amount                    Distribution Amount                        Difference
-----------------------------------------------------------------------------------------------------------------------------------
Grantor Trust 3-A-1               4,434,885.89                           9,822,343.70                           5,387,457.81
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            4,434,885.89                           9,822,343.70                           5,387,457.81

